UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2012
STARBUCKS CORPORATION
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

0-20322	91-1325671

(Commission File Number)	(IRS Employer Identification No.)

2401 Utah Avenue South, Seattle, Washington	98134

(Address of principal executive offices)	(Zip Code)

(206) 447-1575
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
On November 15, 2012, Starbucks Corporation, a Washington corporation (the “Company”), issued a press release announcing that its Board of Directors has authorized the repurchase by the Company of an additional 25 million shares of the Company’s common stock. This authorization is in addition to the 12.1 million shares that remained available for repurchase as of September 30, 2012 under previous authorizations.
A copy of the press release announcing the share repurchase authorization is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d)    The following exhibit is filed as a part of this report.

Exhibit No.	Description

99.1	Press Release dated November 15, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARBUCKS CORPORATION,

Date: November 15, 2012	By:	/s/ Troy Alstead
		Name:	Troy Alstead
		Title:	chief financial officer and chief administrative officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated November 15, 2012.